UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) July 16, 2003
                                           --------------

                              E*TRADE Group, Inc.
                              -------------------
             (Exact name of registrant as specified in its chapter)


              Delaware              1-11921                  94-2844166
              --------              -------                  ----------
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation           File Number)           Identification No.)



    4500 Bohannon Drive, Menlo Park, California               94025
    -------------------------------------------               -----
      (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (650) 331-6000
                                                   --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1      Earnings Press Release, dated July 16, 2003

ITEM 9: REGULATION FD DISCLOSURE

     On July 16, 2003 the Company announced its financial results for the Quarter ended June 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.






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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 16, 2003                     E*TRADE GROUP, INC.


                                        By: /s/ Russell S. Elmer
                                            ----------------------------------
                                            Russell S. Elmer
                                            Corporate Secretary